WSFS Financial Corporation 3Q 2016 Investor Update November 2, 2016 Exhibit 99.1

Stockholders or others seeking information regarding the Company may call or write:
WSFS Financial Corporation
Investor Relations
WSFS Bank Center
500 Delaware Avenue
Wilmington, DE  19801
302-571-7264
stockholderrelations@wsfsbank.com
www.wsfsbank.com
Mark A. Turner
President and CEO
302-571-7160
mturner@wsfsbank.com
Rodger Levenson
Chief Corporate Development Officer
302-571-7296
rlevenson@wsfsbank.com
2
Dominic Canuso
Chief Financial Officer
302-571-6833
dcanuso@wsfsbank.com

Forward-Looking Statements
This presentation contains estimates, predictions, opinions, projections and other “forward-looking statements” as that phrase is defined in the Private Securities
Litigation Reform Act of 1995.  Such statements include, without limitation, references to the Company’s predictions or expectations of future business or financial performance
as
well
as
its
goals
and
objectives
for
future
operations,
financial
and
business
trends,
business
prospects,
and
management’s
outlook
or
expectations
for
earnings,
revenues,
expenses,
capital
levels,
liquidity
levels,
asset
quality
or
other
future
financial
or
business
performance,
strategies
or
expectations.
Forward-looking
statements are typically identified by words such as "believe," "expect," "anticipate," "intend," "target," "estimate," "continue," "positions," "prospects" or "potential,"
by
future
conditional
verbs
such
as
"will,"
"would,"
"should,"
"could"
or
"may",
or
by
variations
of
such
words
or
by
similar
expressions.
Such
forward-looking
statements are based on various assumptions (some of which may be beyond the Company’s control) and are subject to risks and uncertainties (which change over time) and other factors which could cause actual results to differ materially from those currently anticipated.  Such risks and uncertainties include, but are not limited to, those related to difficult market conditions and unfavorable economic trends in the United States generally, and particularly in the market areas in which the
Company operates and in which its loans are concentrated, including the effects of declines in housing markets, an increase in unemployment levels and slowdowns in economic
growth;
the
Company’s
level
of
nonperforming
assets
and
the
costs
associated
with
resolving
any
problem
loans
including
litigation
and
other
costs;
changes
in market interest rates may increase funding costs and reduce earning asset yields thus reducing margin; the impact of changes in interest rates and the credit quality and strength of underlying collateral and the effect of such changes on the market value of the Company’s investment securities portfolio; the credit risk associated with
the
substantial
amount
of
commercial
real
estate,
construction
and
land
development,
and
commercial
and
industrial
loans
in
our
loan
portfolio;
the
extensive
federal
and
state
regulation,
supervision
and
examination
governing
almost
every
aspect
of
the
Company’s
operations
including
the
changes
in
regulations
affecting
financial institutions, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules and regulations being issued in accordance with this statute and potential expenses associated with complying with such regulations; possible additional loan losses and impairment of the collectability of loans; the
Company’s ability to comply with applicable capital and liquidity requirements (including the finalized Basel III capital standards), including our ability to generate liquidity internally or raise capital on favorable terms;  possible changes in trade, monetary and fiscal policies, laws and regulations and other activities of governments, agencies, and similar organizations; any impairment of the Company’s goodwill or other intangible assets; failure of the financial and operational controls of the
Company’s Cash Connect division; conditions in the financial markets that may limit the Company’s access to additional funding to meet its liquidity needs; the success of the Company’s growth plans, including the successful integration of past and future acquisitions; the Company’s ability to complete the pending merger with Penn
Liberty on the terms and conditions proposed which are subject to a number of conditions, risks and uncertainties, delay in closing the merger, difficulties and delays in integrating the Penn Liberty business or fully realizing cost savings and other benefits of the merger, business disruption following the merger, Penn Liberty’s customer acceptance of the Company’s products and services and related customer disintermediation; negative perceptions or publicity with respect to the Company’s trust and wealth
management
business;
system
failure
or
cybersecurity
breaches
of
the
Company’s
network
security;
the
Company’s
ability
to
recruit
and
retain
key
employees;
the
effects
of
problems
encountered
by
other
financial
institutions
that
adversely
affect
the
Company
or
the
banking
industry
generally;
the
effects
of
weather
and
natural disasters such as floods, droughts, wind, tornadoes and hurricanes as well as effects from geopolitical instability and man-made disasters including terrorist attacks; possible changes in the speed of loan prepayments by the Company’s customers and loan origination or sales volumes; possible acceleration of prepayments of mortgage-backed securities due to low interest rates, and the related acceleration of premium amortization on prepayments on mortgage-backed securities due to low interest rates; regulatory limits on the Company’s ability to receive dividends from its subsidiaries and pay dividends to its shareholders; the effects of any reputational, credit, interest rate, market, operational, legal, liquidity, regulatory and compliance risk resulting from developments related to any of the risks discussed above;
and
the
costs
associated
with
resolving
any
problem
loans,
litigation
and
other
risks
and
uncertainties,
discussed
in
the
Company’s
Form
10-K
for
the
year
ended
December 31, 2015 and other documents filed by the Company with the Securities and Exchange Commission from time to time.  Forward looking statements are as of the date they are made, and the Company does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company.

Non-GAAP
Information
This presentation contains financial information and performance measures determined by methods other than in accordance with accounting
principles generally accepted in the United States (“GAAP”).  The Company’s management uses these non-GAAP measures to measure the
Company’s performance and believes that these non-GAAP measures provide a greater understanding of ongoing operations, enhance comparability of results of operations with prior periods and show the effects of significant gains and charges in the periods presented.  The
Company’s management believes that investors may use these non-GAAP measures to analyze the Company’s financial performance without the impact of unusual items or events that may obscure trends in the Company’s underlying performance.  These disclosures should not be viewed as a
substitute for financial measures determined in accordance with GAAP.  For a reconciliation of these non-GAAP to their comparable GAAP measures, see Appendix 3.  The following are the non-GAAP measures used in this presentation:
Core ROA
is a non-GAAP
measure that divides (i) net income determined in accordance with GAAP and excluding the impact of
securities gains (losses), corporate development expenses, debt extinguishment costs, and other extraordinary items by (ii) average assets
Core and Sustainable ROA
is a non-GAAP
measure that divides (i) net income determined in accordance with GAAP and adjusting it by
taking core net income and normalizing for long-term credit costs, non-recurring accretion from purchased credit impaired loans
(“PCI”), and a normal tax rate by (ii) average assets
Tangible common equity is a non-GAAP measure and is defined as total average stockholders’ equity less goodwill, other intangible assets and preferred stock.
Return on average tangible common equity is a non-GAAP measure and is defined as net income allocable to common stockholders divided by tangible common equity.
Core net interest income is a non-GAAP
measure that adjusts net interest income as determined in accordance with GAAP to exclude
the impact of extraordinary items such as special dividends
Core noninterest income, also called core fee income, is a non-GAAP measure that adjusts noninterest income as determined in accordance with GAAP to exclude the impact of securities gains (losses)
Core noninterest expense is a non-GAAP
measure that adjusts noninterest expense as determined in accordance with GAAP to exclude
corporate development expenses and debt extinguishment costs
Core efficiency ratio is a non-GAAP measure that is determined by dividing core noninterest expense by the sum of core interest income and core noninterest income
Core net revenue is a non-GAAP measure core net interest income plus core noninterest Income
Core EPS is a non-GAAP measure that divides (i) net income determined in accordance with GAAP and excluding the impact of securities gains (losses), corporate development expenses, debt extinguishment costs, and other extraordinary items by (ii) weighted average shares of common stock outstanding

3Q 2016 Highlights

3Q 2016 Highlights
Results:
Reported
Core
(1)
•
EPS:
$0.41
$0.51
•
ROA:
0.82%
1.03%
•
ROTCE:
9.69%
12.16%
Completed Acquisitions Consistent with Strategic Plan
•
Penn Liberty acquisition successfully closed and converted over the weekend of August 12,
2016.  WSFS currently has 28 offices in southeastern Pennsylvania
•
Closed acquisitions of Powdermill Financial Solutions, an ultra-high net worth multi-family office, on August 1, 2016 and West Capital Management, a fee-only wealth management firm, on October 14, 2016 (Q4). Fee (non-interest) income to total revenue stood at 35.0% in 3Q
2016
Strong Revenue Growth
•
Core
(1)
net revenue increased $12.2 million, or 20% over 3Q 2015, reflecting strong organic and acquisition growth
•
Core
(1)
net interest income improved $8.0 million, or 20% over 3Q 2015;  Net interest margin (NIM) was 3.84% in 3Q 2016, a 5 basis point improvement from 3Q 2015, reflecting the benefits of our recent acquisitions, partially offset by the $100 million in senior notes issued in 2Q 2016
•
Core
(1)
fee (noninterest) income increased $4.2 million, or 20% over 3Q 2015
6
(1)
Core results are non-GAAP financial measures and should be considered in addition to results prepared in accordance with GAAP, and not a substitute for, or superior to GAAP results.
See Appendix 3 for reconciliation to GAAP financial information.

3Q 2016 Highlights
Continued Positive Operating Leverage
•
20% core
(1)
net revenue growth vs. 18% core
(1)
noninterest expense growth from 3Q 2015;
= 2% points in positive operating leverage in 3Q 2016 vs 3Q 2015
•
Core
(1)
efficiency ratio improved to 59.0% in 3Q 2016 from 60.0% in 3Q 2015
Loan and Deposit Growth Continues
•
Net loans increased $574.4 million from 2Q 2016.  This growth included $473.1 million of loans acquired from Penn Liberty and organic loan growth of $101.3 million, or 11%
annualized, spread across nearly all loan categories
•
Total customer deposits increased by $756.0 million, or 20% not annualized, from 2Q 2016, which included $574.8 million of deposits acquired from Penn Liberty. Excluding these deposits, organic customer deposit growth was $181.2 million, or 19% annualized, from June
30, 2016 including $81.6 million in public funding accounts which is seasonal. The remaining organic growth of $99.6 million, or 10% annualized, was mainly low-cost relationship checking or money market accounts

(1)  Core results are non-GAAP financial measures and should be considered in addition to results prepared in accordance with GAAP, and not a substitute for, or superior to GAAP results.
See Appendix 3 for reconciliation to GAAP financial information.

3Q 2016 Highlights
Credit Costs Include the Impact of the Divestiture and Related Charge-Off of One Problem Loan
•
Exited a $15.4 million substandard local C&I loan relationship, resulting in a $4.2 million charge-off and $3.0 million in incremental loan loss provision.  This was a longstanding credit, the bank’s largest problem loan and had been reported as delinquent one quarter in each of the past 3 years
•
Loan loss provision was $5.8 million.  Adjusting for the one problem loan, loan loss provision was $2.8 million.  Non-provision credit costs were $0.5 million for the quarter
Asset Quality Metrics (Additional details on page 27)
•
Delinquencies (including nonperforming delinquencies) remained very low, increasing from 0.64%
to 0.78% of total gross loans. Adjusting for a large delinquent loan that paid off in early October, delinquencies would have slightly decreased in 3Q 2016 to 0.62%
•
Criticized ratio of 29.0%; Classified ratio of 17.9%
•
Total NPAs were $40.6 million (0.61% of total assets), a $9.0 million or 7bp, increase from June 30,
2016, primarily as a result of 3 relatively small commercial loans
•
Net charge offs, including the $4.2 million charge-off mentioned above, were a $4.6 million or 44bps.
Excluding this loan relationship, net charge offs were very low at $0.4 million
4Q 2016 Credit Cost Outlook
•
We
reaffirm
our
guidance
of
$2.0
-
$2.5
million
in
total
credit
costs
(provision
for
loan
losses,
loan
workout expenses, OREO expenses and other credit reserves) in 4Q 2016

9 2016-2018 Strategic Plan Goals

Core & Sustainable
ROA
(1)
2016 Outlook & Actual YTD Results
(1)
Core and Sustainable ROA is a non-GAAP measure that divides (i) net income determined in accordance with GAAP  and adjusting it by taking core net income and normalizing for long-term credit costs, non-recurring accretion from purchased credit impaired loans (“PCI”), and a normal tax rate by (ii) average assets.  See Appendix 3 for GAAP reconciliation.
GAAP ROA
0.73%
1.07%
1.17%
1.05%
1.05%
0.77%
0.91%
0.95%
1.13%
1.14%
1.17%
0.60%
0.70%
0.80%
0.90%
1.00%
1.10%
1.20%
FY12
Core &
Sustainable
FY13
Core &
Sustainable
FY14
Core &
Sustainable
FY15
Core &
Sustainable
YTD
9/30/16
Core & Sustainable
FY16
Outlook

4Q 2016 Outlook

•
Linked quarter low to mid single digit organic loan and deposit growth
•
Net interest margin of 3.80% -
3.85%
•
$100 million in senior notes issued in 2Q 2016, partially offset by the benefits of our recent acquisitions
•
Total fee income growth versus 4Q 2015:
•
Approximately 22%:  14% organic / 8% acquisition
•
Key drivers –
Wealth (including Powdermill & West acquisitions), Cash
Connect & Mortgage
•
Between $2 million and $2.5 million in total credit costs (but can be uneven)
•
Efficiency ratio around 60% (excluding corporate development costs)
•
Tax rate to remain flat at approximately 36%

Core & Sustainable
ROA Trend Line

4Q tends to be the strongest on revenue and expenses;  1Q tends to be the weakest
3Q 2015 ROA of 1.16% grew to 1.24% in 4Q 2015
4Q16 Plan
1.25% ROA
1.17%
(1)
Core and Sustainable ROA is a non-GAAP measure that divides (i) net income determined in accordance with GAAP  and adjusting it by taking core net income and normalizing for long-term credit costs, non-recurring accretion from purchased credit impaired loans (“PCI”), and a normal tax rate by (ii) average assets.  See Appendix 3 for a GAAP reconciliation.
0.65
0.70
0.75
0.80
0.85
0.90
0.95
1.00
1.05
1.10
1.15
1.20
1.25
1.30
1

2016 –
2018 Strategic Plan Themes

•
Strong organic growth driven by favorable market demographics and competitive disruption
•
Selected acquisitions with a focus on increasing fee-based revenue
•
Fee (non-interest) income to total revenue of 40% by 4Q 2018
•
Positive operating leverage
•
Single digit organic loan and deposit growth
•
Low teens organic fee-income growth
•
Prudent expense management
efficiency ratio ~60%
•
Disciplined risk management
NPAs < 1%
•
Top quintile performance
•
Core & Sustainable ROA of 1.30% by 4Q 2018

The WSFS Franchise

•
Largest independent bank and
trust co. HQ in the Del. Valley
•
$6.6 billion in assets
•
$15.0
billion
(2)
in fiduciary
assets, including $1.9
billion
(2)
in assets
under management
•
76 offices
•
Founded in 1832, WSFS is one
of the ten oldest banks in the
U.S.
•
Major business lines
•
Retail
•
Commercial
•
Wealth Management
(1)
•
Cash Connect
®
(ATM cash
and related businesses)
(1)
The WSFS Franchise
15
(1)
Wealth and Cash Connect businesses conducted on a national basis
(2)
Includes AUM of West Capital Management (acquired 10/14/16)

*Most recently available FDIC data

The WSFS Franchise -
WSFS Bank
Deposits of Traditional Banks in the State of Delaware
June 30, 2016
Rank
Institution
(Adjusted for M&A)
Branch
Count
Total
Deposits in
Market
Total
Market
Share
‘15-’16
Growth
‘15-’16
Growth
CAGR
‘08-’16
1
M&T Bank
39
5,767,847
28.85%
266,786
4.85%
2.44%
2
PNC Bank
39
4,083,312
20.43%
232,162
6.03%
6.70%
3         WSFS Bank
35
3,464,573
17.33%
254,450
7.93%
10.59%
4
Wells Fargo Bank
21
2,171,345
10.86%
140,084
6.90%
-4.88%
5
Citizens Bank
23
1,119,400
5.60%
122,861
12.33%
1.09%
6
TD Bank
13
981,306
4.91%
(58,087)
-5.59%
11.91%
7
Fulton Bank
10
522,251
2.61%
58,519
12.62%
8.98%
8
Artisans’ Bank
12
443,108
2.22%
14,062
3.28%
-1.81%
9
County Bank
7
290,031
1.45%
(11,348)
-3.77%
0.11%
10
Bank of America
4
276,261
1.38%
28,066
11.31%
29.54%
Top 10 State of Delaware Banks
203
$19,119,434
95.64%
1,047,555
5.80%
3.34%
(1)
Excludes estimated out-of-market deposits of TD Bank
(2)
Top 10 Delaware Banks house 96% of all traditional deposits in the state
(3)
Credit Unions represent an additional $1.921B in deposits, including $398.6MM @ Dover FCU and $342.1MM @ Del-One FCU.
2
1

The WSFS Franchise –
PA Expansion

Over the past 5 years, WSFS has successfully
expanded its franchise into Pennsylvania
through:
•
De novo branches; hiring local lenders
•
Acquisition of Array / Arrow
•
Acquisition of Alliance Bank
•
Acquisition of Penn Liberty Bank
•
Acquisition of West Capital Management (closed
10/14/16)
Strong position as one of the few remaining
super-community banks in the attractive and
rapidly consolidating southeastern PA markets
•
Approximately $5.4 billion of potential relationship
dislocation in three key southeastern PA counties
as a result of recent announced acquisitions
(SUSQ, NPBC and FNFG) by large, out-of-state
super-regionals
Penn Liberty increases PA scale to 28 total
offices across Chester, Delaware, and
Montgomery counties, within a very tight
geography
Source: SNL Financial.
1)
Chester, Delaware and Montgomery. Measured by deposits.
(1)

*Most recently available FDIC data

(1)
Ally Bank (f/k/a GMAC Bank) is not considered traditional deposits and therefore excluded for 2008.
(2)
WSFS deposits include the acquisition of Penn Liberty .
(3)
Credit Unions represent an additional $6.412B in deposits, including $2.171B @ Citadel FCU, $1.616B @ TruMark FCU and $878.8MM @
Franklin Mint FCU.
Deposits
of
Traditional
Banks
in
Chester,
Delaware
and
Montgomery
Counties
in
Pennsylvania
June 30, 2016*
The WSFS Franchise –
PA Expansion
1
Rank
Institution
(Adjusted for M&A)
Branch
Count
Total
Deposits in
Market
Total
Market
Share
‘15-’16
Growth
‘15-’16
Growth
CAGR
‘08-’16
1
Wells Fargo Bank
81
$9,998,026
18.54%
$717,580
7.18%
37.89%
2
Citizens Bank of Pennsylvania
78
$6,716,543
12.45%
$227,891
3.39%
26.87%
3
TD Bank
47
$6,557,250
12.16%
-$70,991
-1.08%
25.87%
4
PNC Bank
43
$5,149,275
9.55%
$446,431
8.67%
44.00%
5
BB&T
65
$3,369,044
6.25%
-$378,973
-11.25%
1.38%
6
Bank of America
23
$2,319,933
4.30%
$334,466
14.42%
68.63%
7
The Bryn Mawr Trust Company
33
$2,316,091
4.29%
$113,774
4.91%
38.87%
8
First Niagara Bank
36
$1,916,222
3.55%
$96,228
5.02%
-39.68%
9
Santander Bank
37
$1,861,093
3.45%
$95,537
5.13%
5.26%
10
Univest Bank and Trust Co.
21
$1,495,155
2.77%
$110,022
7.36%
27.04%
11
WSFS Bank
2
24
$1,060,811
1.97%
$480
0.05%
43.29%
Other banks
204
$12,235,329
22.69%
$842,537
6.89%
-39.38%
Total Ches/Del/Mont Counties
668
$53,933,961
100.00%
$2,534,502
4.93%
38.37%

The WSFS Franchise –
Diversified & Robust Fee Income

WSFS Strategic Plan goal of fee (non-interest) income to total revenue of 40% by 4Q 2018
%’s represent fee (non-interest) income / total revenue
(1) Excludes extraordinary items on page 38
$31
$30
$32
$33
$33
$36
$27
$30
$13
$16
$19
$24
$26
$28
$21
$24
$5
$13
$14
$16
$18
$23
$17
$18
28.8%
31.6%
33.5%
35.4%
34.5%
34.0%
34.9%
33.8%
$0
$10
$20
$30
$40
$50
$60
$70
$80
$90
$100
2010
2011
2012
2013
2014
2015
YTD
9/30/15
YTD
9/30/16
Trust & Wealth Management
Cash Connect
Bank Segment
CAGR: 12%
35.0% in
3Q 2016

The WSFS Franchise –
WSFS Wealth
Net
Revenue
of
$9.3
million
in
3Q
2016;
Pre-tax
profit
of
$3.2
million
(1) Per Bank Director Magazine
20
•
Registered investment advisor offering a
“balanced’ investment style focused on
preservation of capital and current income
•
Focus on high net worth individuals
•
$683 million assets under management
•
$854,000 revenue in 3Q 2016
•
Offers credit and deposit products
•
Focus on high net worth individuals
•
Partners/refers to other wealth units
•
$3.1 million revenue in 3Q 2016
•
Fiduciary and investment services
•
Services to personal trust clients as well as trustee, agency, bankruptcy, custodial and commercial domicile services to corporate and institutional clients
•
$13.6 billion assets under administration including $541 million in assets under management
•
Ranked #1 in Trust Revenue growth in the state of Delaware and 26 nationwide
(1)
•
$4.4 million revenue in 3Q 2016
•
Offers insurance and brokerage products
•
Focus on retail banking clients
•
$514,000 revenue in 3Q 2016
Visual representation does not include Powdermill or West which were acquired on 8/1/16 and 10/14/16, respectively th

The WSFS Franchise –
WSFS Wealth
Recent Strategic Acquisitions
21
•
Closed August 1, 2016
•
Boutique multi-family office providing
estate and business succession planning,
bill paying, tax planning and preparation,
investment tracking and philanthropy
management
•
Ultra-High net worth clientele
•
Closed October 14, 2016 (4   Quarter)
•
Fee-only wealth management firm with
approximately $700 million in AUM
•
Custom planning and investment
management for institutions and high net
worth individuals
th

The WSFS Franchise –
Cash Connect®
•
Leading provider of ATM vault cash, armored carrier management, cash forecasting services, insurance and equipment services
•
More than $890 million in vault cash
•
Over 20,000 non-bank ATMs nationwide
•
Adding ATM settlement services to existing managed service offering
•
Expanding ATM managed services from ISO market to FI market sector
•
Operates over 440 ATMs for WSFS Bank; largest in-market ATM franchise
•
$8.1 in million net revenue (fee income less funding costs) and
$2.3 million in pre-tax profitability in 3Q 2016
•
5 year CAGR for net revenue is 16%
•
3Q 2016 net revenue increased 16% from 3Q 2015
•
Also serves as an innovation center for the company, both
expanding core ATM offerings and additional payment-, processing-
and software-related activities; e.g., launched WSFS Mobile Cash –
allows Customers to securely withdraw cash from ATMs by using their WSFS Mobile Banking App.
•
Realizing strong growth in its new deposit safe cash logistics product rolled out in early 2015.  Significant deposit safe partners have been added to the program which has built a strong pipeline for 2016.

Selected Financial Information

The WSFS Franchise -
WSFS Bank
Assets $6.6 Billion; Net Loans $4.4 Billion
Asset
Composition –
September 30, 2016
•
Commercial loans
comprise 83% of the
loan portfolio
•
C&I (including owner-
occupied real estate),
the largest component,
makes up 52% of the
loan portfolio
24
Cash
Connect
10%
Investments
15%
BOLI 2%
Non-
Earning
Assets 7%
Net Loans
66%
7%
10%
5%
52%
26%
CRE
C&I
Residential
Mortgages
Consumer
Construction

Total Funding –
$6.6 Billion; Customer Deposits-
$4.6 Billion
Funding
Composition
–
September
30,
2016
•
Core customer funding
comprises 87% of total
customer funding
•
Non-interest and very
low interest DDA (WAC
14bps) stand at 48% of
total customer funding
25
The WSFS Franchise -
WSFS Bank
Other
Liabilities
1%
Wholesale
Deposits
2%
Borrowings
17%
Equity 11%
Customer
Deposits
69%
Non-
interest
DDA 27%
Interest
DDA 21%
Money
Market
&
Savings
39%
Time
13%

Well Positioned for Rising Rates
BPS Change
NII
% Impact
NII
$ Impact
+100
0.2%
+$0.4mm
+200
2.4%
+$4.8mm
+300
4.3%
+$8.6mm
+400
6.3%
+$12.7mm
Balance Sheet Drivers
•
+100 Model results primarily reflects impact of WSFS prime
•
High % of variable/adjustable rate total loan portfolio: 66%
•
High % core deposits: 87%; High % non-interest bearing and low-interest DDA: 48%
•
Solid brand and position / WSFS is a market “price leader”
(1) WSFS IRR model estimates: Static Balance Sheet / Instantaneous Rate Shocks

1

Overall Credit Trends Remain Strong
Delinquencies
(1)
/ Gross Loans
Weighted Average Risk Rating
(3)
(1)
Includes non-accruing loans. Adjusting for a large delinquent loan that paid off in early October, delinquencies would have slightly decreased in 3Q 2016 to 0.62%
(2)
One large $15.4 million, highly-seasonal relationship that was exited in 3Q 2016
(3)
10 point scale; 1 is substantially risk-free, 10 is a loss.   Figures are based on loan outstandings.
27
Criticized & Classified Loans
/ Tier-1 + ALLL
NPAs / Total Assets
Average
delinquency over
the past 15
quarters was 0.90%
Average NPAs /
Total Assets over
the past 15
quarters was 0.98%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
1.60%
1.80%
2.00%
Delinquencies
Large Relationship (2)
4.00
4.20
4.40
4.60
4.80
5.00
5.20
5.40
5.60
5.80
6.00
17.92%
28.98%
10%
15%
20%
25%
30%
35%
40%
45%
50%
Classified Loans
Criticized Loans
0.61%
0.20%
0.70%
1.20%
1.70%
2.20%
0.78%
4.97
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16

12/12
12/13
12/14
12/15
9/16
TRBC
14.29%
14.36%
13.83%
13.11%
11.88%
Tier-1 Capital
13.04%
13.16%
12.79%
12.31%
11.14%
Excess RBC (above 10%)
$140,117
$153,542
$147,186
$146,788
$102,130
TCE
7.72%
7.69%
9.00%
8.84%
8.05%
TBV/Share
$12.74
$12.89
$15.30
$16.30
$16.57
Robust Capital to Grow and to Return to Shareholders
Total Risk Based Capital (TRBC) 000’s
28
$250,000
$300,000
$350,000
$400,000
$450,000
$500,000
$550,000
$600,000
$650,000
12/12
12/13
12/14
12/15
9/16
Total Risk-Based Capital
Well Capitalized Requirement

Strong Alignment / Capital Management
•
Executive management bonuses and equity awards based on bottom-line performance
•
ROA, ROTCE and EPS growth
•
Insider ownership
is over 5%
•
Board of Directors and Executive Management ownership guidelines in place and followed
•
In 3Q 2016, WSFS repurchased 50,000 shares of common stock at an average price of $37.08 as part of our 5% buyback program approved by the Board of Directors in 4Q 2015
•
991,194 shares remaining to purchase under the current authorization
•
$121.0 million in cash remains in the Holding Company as of 9/30/2016
•
The Board of Directors approved a 17% increase of the quarterly cash dividend to
$0.07 per share of common stock in October 2016
(1)
As defined in our most recent proxy statement, as adjusted for unvested stock options approved by shareholders and awarded to the CEO and EVPs in April 2013.

1

Business Model and Total Shareholder Returns
(1)   Completed by the Gallup Organization, as of December 31, 2015
(2)   Per Bloomberg; closing price as of  September 30, 2016
Focused Business Model
•
Consistently ranked in the top
quartile of all businesses
surveyed
•
Received the 2016 Gallup Great
Workplace Award
•
WSFS has been recognized by The
Wilmington News Journal as a
“Top Workplace Award” winner
eleven years
in a row.
•
Awarded “Top Workplace Award”
by Philly.com for the past two
years
•
Voted “Top Bank” in Delaware
six years
running (The News
Journal)
•
Customer advocacy survey
places WSFS at the 78th
percentile
•
On a scale of 1-5, 67% of WSFS
Customers rated us a “5” saying
“WSFS is the perfect bank for
people like me.”
•
Named a 2016 Bank & Thrift
"Sm-All Star" by a prominent
investment bank
•
Ranked 25
in BankDirector.com’s
performance scorecard for banks
with $5B -
$25B in assets
•
Total Shareholder Returns
WSFS
Nasdaq
Bank Index
1 year
27.6%
10.7%
3 year
85.6%
37.2%
5 year
262.0%
140.3%
10 year
94.6%
15.8%
30
2
th
1
1
1

Appendices

Appendix – Table of Contents Section Page # – Appendix 1 – Management Team 33-34 – Appendix 2 – Business Model 35 – Appendix 3 – Non-GAAP Financial Information 35-39 32

Appendix 1 –
Management Team
•
Mark A. Turner, 53, has served as President and Chief Executive Officer since 2007.  Mr. Turner was previously
Chief Operating Officer and the Chief Financial Officer for WSFS. Prior to joining WSFS, his experience includes working at CoreStates Bank and Meridian Bancorp.  Mr. Turner started his career at the international professional services firm of KPMG, LLP.  He received his MBA from the Wharton School of the University of Pennsylvania, his
Masters Degree in Executive Leadership from the University of Nebraska and his Bachelor’s Degree in Accounting
and Management from LaSalle University.
•
Rodger Levenson, 55, Executive Vice President and Chief Corporate Development Officer since 2015.
Mr.
Levenson was previously the Chief Commercial Banking Officer from 2006 to 2015 and interim Chief Financial
Officer from March 2015 to May 2016.
From 2003 to 2006, Mr. Levenson was Senior Vice President and Manager
of the Specialized Banking and Business Banking Divisions of Citizens Bank.
Mr. Levenson received his MBA in
Finance from Drexel University and his Bachelor’s Degree in Finance from Temple University.
•
Dominic C. Canuso, CFA, 41, recently joined WSFS as Executive Vice President and Chief Financial Officer.
From
2006 to 2016, he was Finance Director at Barclays’ US Credit Card Business, most recently servicing as Line of
Business CFO.
Prior to Barclays, he was at Advanta
Bank and Arthur Andersen Consulting.
Mr. Canuso received
his Executive MBA and Bachelor’s Degree from Villanova University.
•
Steve Clark, 59, joined WSFS Bank in 2002 and has served as Executive Vice President and Chief Commercial
Banking Officer since May 2016. From 2002 thru 2006, Mr. Clark led and managed the establishment of the
Middle Market lending unit, and in 2007 became Division Manager of the Business Banking and Middle Market
Divisions. Prior to 2002, he spent 23 years in various commercial banking positions at PNC Bank and its predecessor companies.  Mr. Clark received his MBA in Finance from Widener University and his Bachelor of
Science Degree in Business Administration (Marketing) from the University of Delaware.
•
Peggy H. Eddens, 61, Executive Vice President, Chief Human Capital Officer since 2007. From 2003 to 2007 she was Senior Vice President for Human Resources and Development for NexTier
Bank, Butler PA. Ms. Eddens
received a Master of Science Degree in Human Resource Management from La Roche College and her Bachelor of Science Degree in Business Administration with minors in Management and Psychology from Robert Morris
University.
•
Paul D. Geraghty, 63, Executive Vice President and Chief Wealth Officer since 2011.  From 2007 to 2010, he was
Chief Executive Officer at Harleysville National Corporation, Harleysville, PA. Mr. Geraghty received his Bachelor of Science in Accounting from Villanova University and pursued graduate study in business at Lehigh University.

Appendix 1 –
Management Team
•
Thomas W. Kearney, 68, Executive Vice President and Chief Risk Officer has been with WSFS since 1998. Mr.
Kearney holds a Bachelor’s degree in Business Administration (Finance and Accounting) from Drexel University. He also holds the professional designations of Certified Bank Auditor (CBA) and Certified Financial Services Auditor
(CFSA). As Chief Risk Officer, Mr. Kearney’s primary responsibility is to manage and direct the various oversight functions throughout the Company. These oversight functions include Enterprise Risk Management, Loan Review,
In-house Counsel, Security/Fraud Investigations, Regulatory Compliance, Internal Control/Audit and Credit
Administration.
•
S. James Mazarakis, 59, Executive Vice President and Chief Technology Officer since 2010.  Mr. Mazarakis  served in a senior leadership role as Chief Information Officer for T. Rowe Price, and Managing Director and Divisional CIO
at JP Morgan Investment Asset Management. He received his Master of Science degree in Management of
Technology from Polytechnic Institute of New York University.
•
Thomas Stevenson, 64, has served as President of Cash Connect Division since 2003.  Mr. Stevenson joined WSFS in 1996 as  Executive Vice President and Chief Information Officer.  Prior to joining WSFS, Mr. Stevenson was the
Manager of Quality Assurance at Electronic Payment Services.  Mr. Stevenson attended Wayne State University and the Banking and Financial Services program at the University of Michigan’s Graduate School of Business
Administration.
•
Patrick J. Ward, 60, joined WSFS in August 2016 as Executive Vice President, Pennsylvania Market President. He
also serves on the Board of Directors of WSFS Financial Corporation. Mr. Ward has over 32 years of banking industry experience and previously served as Chairman and CEO of Penn Liberty Bank. He was an EVP of Citizens
Bank of Pennsylvania from January 2003 until January 2004.  Prior thereto, Mr. Ward served as President and CEO of Commonwealth Bancorp, Inc., the holding company for Commonwealth Bank, until its acquisition by Citizens
Bank in January 2003. Mr. Ward is a graduate of Carnegie Mellon University with a Bachelor of Science degree in economics and earned an MBA from the University of Notre Dame.
•
Richard M. Wright, 64, Executive Vice President and Chief Retail Banking Officer since 2006. From 2003 to 2006,
Mr. Wright was Executive Vice President, Retail Banking and Marketing for DNB First in Downingtown, PA.  Mr.
Wright received his MBA in Management Decision Systems from the University of Southern California and his
Bachelor’s Degree in Marketing and Economics from California State University.

Appendix 2 – Business Model 35

Appendix 3 –
Non-GAAP Financial Information
Tangible common equity to assets and Tangible common book value per share
36
3 Months Ended
3 Months Ended
3 Months Ended
September 30, 2016
June 30, 2016
September 30, 2015
Total Assets
$6,627,593
$5,834,107
$5,067,942
Less: Goodwill and other intangible assets
($172,709)
($94,073)
($56,339)
Total Tangible Assets
$6,454,884
$5,740,034
$5,011,603
Total Stockholders Equity
$692,010
$617,196
$505,617
Less: Goodwill and other intangible assets
($172,709)
($94,073)
($56,339)
Total Tangible Common Equity (non-GAAP)
$519,301
$523,123
$449,278
Calculation of Tangible Common Book Value Per Share
Book Value per Share (GAAP)
$22.08
$20.89
$18.46
Tangible Common Book Value Per Share (non-GAAP)
$16.57
$17.70
$16.40
Calculation of Tangible Common Equity to Assets
Equity to Asset Ratio (GAAP)
10.44%
10.58%
9.98%
Tangible Common Equity to Asset Ratio (non-GAAP)
8.05%
9.11%
8.96%

Appendix 3 –
Non-GAAP Financial Information
Core:  GAAP Reconciliation
37
(1)
Core Net Interest Income plus Core Non-interest Income
(2)
Noninterest expense divided by (tax-equivalent) net interest income plus noninterest income
(3)
Core noninterest expense divided by (tax-equivalent) core net interest income plus core noninterest income
3 Months Ended
September 30, 2016
Net Income
EPS
ROA
Reported (GAAP)
$12,722
$0.41
0.82%
Pre-tax adjustments: Sec gains
&  corporate development
costs
$4,845
$0.15
0.31%
Tax inpact of adjustments
($1,551)
($0.05)
(0.10%)
Core (non-GAAP)
$16,016
$0.51
1.03%
3 Months Ended
September 30, 2016
Total Average Stockholders' equity
$660,585
Less Goodwill and other intangible assets and preferred stock
($131,569)
Total Average Tangible Common Equity
$529,016
Net Income (GAAP)
$12,722
Less: Sec. gains, corp. dev. costs, net of taxes
$3,294
Core Net Income (non-GAAP)
$16,016
Plus Amortization of Goodwill and Other Intangibles
$158
Core Total Tangible Net Income Allocable to Common Stockholders
$16,174
Return on Tangible Common Equity (Reported)
9.69%
Core Return on Tangible Common Equity
12.16%
3 Months Ended
3 Months Ended
September 30, 2016
September 30, 2015
Net Interest Income (GAAP)
$49,021
$40,997
Adj:
Core Net Interest Income
$49,021
$40,997
Noninterest Inc
(as reported)
$26,849
$21,665
Adj: Securities Gains
($1,040)
($76)
Core Non-interest Income
$25,809
$21,589
Core Net Revenue
(1)
$74,830
$62,586
Noninterest Expense (GAAP)
$50,497
$38,705
Adj: Corporate Development
($5,885)
($855)
Core Noninterest Expense
$44,612
$37,850
Efficiency Ratio (Reported)
(2)
65.91%
61.24%
Core Efficiency Ratio
(3)
59.03%
59.96%

Appendix 3 -Non-GAAP Financial Information
Core: GAAP Reconciliation

YTD 2016
Pre-Tax
Adjustments
YTD 2016
FY15
Pre-Tax
Adjustments
FY15
FY14
Pre-Tax
Adjustments
FY14
FY13
Pre-Tax
Adjustments
FY13
FY12
Pre-Tax
Adjustments
FY12
FY11
Pre-Tax
Adjustments
FY11
Reported
(GAAP) Net Income
$45,970
$53,533
$53,757
$46,882
$31,311
$22,677
Adj: FHLB Dividend
(808)
(525)
Adj: Securities Gains
(1,890)
(1,229)
(1,478)
(961)
(1,037)
(674)
(3,516)
(2,285)
(21,425)
(13,926)
(4,878)
(3,171)
Adj: Rev mtg
consol
gain
(3,801)
(2,471)
Adj: BOLI Gain
(1,006)
(654)
Adj: Corp Development
7,003
4,768
7,620
5,486
4,031
2,741
717
538
3,662
2,454
780
507
Adj: Debt Extinguishment
651
423
Adj: Extraordinary tax benefit
(6,604)
(6,604)
Core Net Income
$49,509
$57,957
$49,220
$42,664
$19,184
$20,013

Appendix 3 –
Non-GAAP Financial Information
Core & Sustainable ROA: GAAP Reconciliation
39
3Q16
2Q16
1Q16
4Q15
3Q15
2Q15
1Q15
4Q14
3Q14
2Q14
1Q14
4Q13
3Q13
2Q13
1Q13
4Q12
Reported (GAAP) ROA
0.82%
1.23%
1.13%
1.03%
1.14%
0.98%
1.06%
1.07%
0.99%
1.12%
1.52%
1.09%
1.29%
1.00%
0.91%
0.70%
Non-recurring PCI accretion
-
(0.07)
-
-
-
-
-
-
-
-
-
-
-
-
Long-term credit normalization
0.15
(0.05)
(0.05)
-
(0.04)
0.10
(0.07)
(0.11)
(0.12)
(0.13)
0.01
(0.04)
(0.03)
(0.03)
(0.11)
0.08
Securities Gains
(0.04)
(0.03)
(0.01)
(0.02)
(0.01)
(0.02)
(0.03)
-
-
(0.02)
(0.03)
(0.04)
(0.02)
(0.05)
(0.10)
(0.22)
SASCO write up
-
-
-
-
-
-
-
-
-
(0.22)
-
-
-
Corporate Development expense
0.24
0.03
0.02
0.27
0.05
0.05
0.03
0.06
0.15
0.01
0.02
0.03
-
-
-
-
Debt Extinguishment
-
0.03
-
-
-
-
-
-
-
-
-
-
-
0.22
FHLB Dividend
-
-
-
-
(0.05)
-
-
-
-
-
-
-
-
-
Tax Normalization
0.00
(0.04)
0.01
-
0.02
-
0.04
(0.04)
(0.02)
(0.01)
(0.62)
-
(0.03)
-
-
-
Core & Sustainable ROA
1.17%
1.14%
1.10%
1.24%
1.16%
1.11%
0.98%
0.98%
1.00%
0.97%
0.90%
1.04%
0.99%
0.92%
0.70%
0.78%
YTD
9/30/16
FY15
FY14
FY13
FY12
Reported (GAAP) ROA
1.05%
1.05%
1.17%
1.07%
0.73%
Non-recurring PCI accretion
(0.02)
-
-
-
Long-term credit normalization
0.02
-
(0.09)
(0.05)
0.33
Securities Gains
(0.03)
(0.02)
(0.01)
(0.05)
(0.33)
SASCO write up
-
-
(0.06)
-
Corporate Development expense
0.11
0.10
0.06
0.01
-
Debt Extinguishment
0.01
-
-
0.06
FHLB Dividend
(0.01)
-
-
-
BOLI
-
-
-
(0.02)
Tax Normalization
(0.01)
0.02
(0.18)
(0.01)
-
Core & Sustainable ROA
1.14%
1.13%
0.95%
0.91%
0.77%

For more information please contact: Investor Relations: Dominic Canuso (302) 571-6833 or dcanuso@wsfsbank.com www.wsfsbank.com Corporate Headquarters 500 Delaware Avenue Wilmington, DE 19801 40